                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


       Date of Report (Date of earliest event reported): October 6, 1999



                             MOHAWK INDUSTRIES, INC.
             ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                         01-19826                    52-1604305
--------------------         ------------------------        ------------------
 (State or other             (Commission File Number)           (IRS Employer
  jurisdiction of                                            Identification No.)
  incorporation)



              160 South Industrial Blvd., Calhoun, Georgia  30701
         -------------------------------------------------------------
         (Address, including zip code, of principal executive offices)



                                (706) 629-7721
        --------------------------------------------------------------
             (Registrant's telephone number, including area code)

Item 5.   Other Events
          ------------

          On September 29, 1999, Mohawk Industries, Inc. ("Mohawk") issued a press release describing a stock repurchase program authorizing Mohawk to purchase up to 5,000,000 shares of its outstanding common stock. A copy of such press release is included as an exhibit to this report and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

     C.   Exhibits

          99.1 Press Release dated September 29, 1999

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Mohawk Industries, Inc.



Date: October 6, 1999                         By:   /s/  Frank H. Boykin
                                                  -------------------------
                                                  Frank H. Boykin
                                                  Corporate Controller

                               INDEX TO EXHIBITS
                               -----------------


     Exhibit
     -------

     99.1      Press Release dated September 29, 1999